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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
June 28, 2002
(Date of earliest event reported)

Commission File number 34-0-22164

RFS HOTEL INVESTORS, INC.
(exact name of registrant as specified in its charter)

Tennessee	62-1534743
(I.R.S. Employer Identification Number)	(State or other incorporation)

850 Ridge Lake Boulevard, Suite 300,
Memphis, TN 38120
(901) 767-7005
(Address of principal executive offices
including zip code and telephone number)

Item 9.    Regulation FD Disclosure

        On June 27, 2002, RFS Hotel Investors, Inc. issued a press release announcing it lowered second quarter 2002 earnings guidance and affirmed its dividend. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of June 28, 2002	RFS HOTEL INVESTORS, INC.
	By:	/s/ DENNIS M. CRAVEN Dennis M. Craven
	Its:	Vice President & Chief Accounting Officer

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Item 9. Regulation FD Disclosure
SIGNATURE